UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 25, 2023

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Kopin Corporation (the “Company”) was held on May 25, 2023. The following matters were acted upon:

1. ELECTION OF DIRECTORS

Scott L. Anchin, Jill J. Avery, James K. Brewington, John C.C. Fan, Chi Chia Hsieh, and Michael Murray were all elected to serve as directors of the Company each for a term expiring at the Company’s 2024 Annual Meeting and until their successors are duly elected and qualified. The results of the election of directors are below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Scott L. Anchin	34,024,355	394,736	282,214	25,493,534
Jill J. Avery	34,016,427	386,937	297,941	25,493,534
James K. Brewington	32,262,555	2,286,148	152,602	25,493,534
John C.C Fan	33,207,294	1,051,437	442,574	25,493,534
Chi Chia Hsieh	33,000,988	1,557,683	142,634	25,493,534
Michael Murray	34,151,773	295,495	254,037	25,493,534

2. APPROVAL OF AN AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2020 EQUITY INCENTIVE PLAN.

A proposal to ratify an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2020 Equity Incentive Plan from 10,000,000 to 11,000,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
33,039,009	1,298,935	363,361	25,493,534

3. RATIFICATION OF APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 30, 2023.

A proposal to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the current fiscal year was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,864,459	947,897	382,483	—

4. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
33,029,244	1,290,870	381,191	25,493,534

5. AN ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION.

An advisory vote on the frequency of stockholder advisory votes on the Company’s executive compensation was approved by the following votes:

1 Year	2 Year	3 Year	Abstain
33,990,011	93,013	418,230	200,051

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: May 26, 2023	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)